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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):  December 27, 1995



                      AMERICAN HEALTH PROPERTIES, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                  1-9381               95-4084878
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1800
                 ENGLEWOOD, COLORADO                              80111
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 796-9793
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Item 5.  Other Events.


         On December 27, 1995, the Company established a new $150,000,000 three-year unsecured revolving credit facility. The new bank facility replaces an existing $100,000,000 line. It is led by Wells Fargo Bank with Banque Paribas, First Union National Bank and NationsBank, as Co-Agents. Other participants are BHF-Bank, Banque Nationale de Paris, Colorado National Bank, Fleet National Bank and Kleinwort Benson Limited.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

10.1 Credit Agreement dated as of December 27, 1995 among American Health Properties, Inc., the financial institutions listed therein, Banque Paribas, as Co-Agent, First Union Bank of North Carolina as Co-Agent, NationsBank of Texas, N.A. as Co-Agent and Wells Fargo Bank, N.A. as Arranger, Agent and Facing Bank


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 5, 1995                            AMERICAN HEALTH PROPERTIES,
                                                  INC.
                                                  (Registrant)


                                                  By: /s/ Michael J. McGee
                                                      Michael J. McGee
                                                      Treasurer


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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
10.1             Credit Agreement dated as of December 27, 1995 among American
                 Health Properties, Inc., the financial institutions listed therein, Banque Paribas, as Co-Agent, First Union Bank of
                 North Carolina as Co-Agent, NationsBank of Texas, N.A. as
                 Co-Agent and Wells Fargo Bank, N.A. as Arranger, Agent and
                 Facing Bank